UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

March 2, 2009

MINE CLEARING CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-52944 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
#640 – 801 6th Ave. SW, Calgary, Alberta, Canada (Address of principal executive offices)		T2P 3W2 (Zip Code)

Registrant’s telephone number, including area code  (403) 681-6249

Peak Resources Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Mine Clearing Corp                                                                       Page 2

Item 1.02. Termination of Material Definitive Agreement

On February 27, 2009, Mine Clearing Corp was notified by Dr. Faysal Mohamed that he was terminating the Management Agreement entered into between himself and Mine Clearing Corp on September 8, 2008 effective immediately.

Form 8-K

Mine Clearing Corp.                                                                      Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mine Clearing Corp.(Registrant)

/s/ Larry Olson
Dated: March 2, 2009	Larry Olson, CEO